Exhibit 10.7(a)

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT
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     THIS  AGREEMENT  entered  into this 1st of  October,  2003,  by and between
HEARTLAND Community Bank (the "Bank") and Charles T. Black (the "Employee"), effective on the date (the "Effective Date") this agreement is executed.

     WHEREAS, the Employee has heretofore been employed by the Bank as its President and Chief Executive Officer and is experienced in all phases of the business of the Bank; and

     WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to his assigned duties; and

     WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Defined Terms
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     When used anywhere in this  Agreement,  the following  terms shall have the meaning set forth herein.

     (a)  "Affiliate"  shall  mean  any  "parent   corporation"  or  "subsidiary
corporation" of the Bank, as the terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) When the Bank is in the "mutual" form of organization, a "Change in Control" shall be deemed to have occurred if:

          (i) as a result of, or in connection with, any exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were non-employee directors of the Bank before such transaction cease to constitute a majority of the Board of Directors of the Bank or any successor to the Bank;

          (ii) the Bank transfers substantially all of its assets to another corporation which is not an Affiliate of the Bank;

          (iii) the Bank sells  substantially  all of the assets of an Affiliate
     which  accounted  for  50%  or  more  of  the  controlled   group's  assets
     immediately prior to such sale;

          (iv) any "person" including a "group", exclusive of the Board of Directors of the Bank or any committee thereof, is or becomes the "beneficial owner", directly or indirectly, of proxies of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank's members; or

          (v) the Bank is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding proxies relating to the surviving or resulting corporation are given, in the aggregate, by the former members of the Bank.

     (c) If the Bank is in the "stock" form of organization, a "Change in Control" shall be deemed to have occurred if:

          (i) as a result of, or in connection with, any initial public offering, tender offer or exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were non-employee directors of the Bank before such transaction cease to constitute a majority of the Board of Directors of the Bank or any successor to the Bank;

          (ii) the Bank transfers substantially all of its assets to another corporation which is not an Affiliate of the Bank;

          (iii) the Bank sells  substantially  all of the assets of an Affiliate
     which  accounted  for  50%  or  more  of  the  controlled   group's  assets
     immediately prior to such sale;

          (iv) any "person" including a "group" is or becomes the "beneficial owner", directly or indirectly, of securities of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank's outstanding securities (with the terms in quotation marks having the meaning set forth under the federal securities laws); or

          (v) the Bank is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the former stockholders of the Bank.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur solely by reason of a transaction in which the Bank converts to the stock form of organization, or creates an independent holding company in connection therewith.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.

     (e) "Code Sec. 280G Maximum" shall mean product of 2.99 and his "base amount" as defined in Codess. 280G(b)(3).

     (f) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty (30) miles from his primary office as of the later of the Effective Date and the most recent voluntary relocation by the Employee; (ii) a material reduction in the Employee's base compensation under this Agreement as the same may be increased from time to time; (iii) the failure by the Bank to continue to provide the Employee with compensation and benefits provided under this Agreement as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him under this Agreement; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position; (v) a failure to reelect the Employee to the Board of Directors of the Bank, if the Employee has served on such Board at any time during the term of the Agreement; (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank; or (vii) a material reduction in the secretarial or other administrative support of the Employee. In addition, "Good Reason" shall mean an impairment of the Employee's health to an extent that it makes continued performance of his duties hereunder hazardous to his physical or mental health.

     (g) "Just Cause" shall mean, in the good faith determination of the Bank's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be

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

considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank.

     (h) "Protected Period" shall mean the period that begins on the date one year before the Change in Control and ends on the closing date of the Change in Control.

     (i) "Trust" shall mean a grantor trust that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Bank.

     2.  Employment.  The  Employee  is  employed  as the  President  and  Chief
         -----------
Executive Officer of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank. The Employee's other duties shall be such as the Board of Directors (the "Board") of the Bank may from time to time reasonably direct, including normal duties as an officer of the Bank.

     3. Base  Compensation.  The Bank agrees to pay the Employee during the term
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of this  Agreement a salary at the rate of $120,000  per annum,  payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary. Notwithstanding the foregoing, following a Change in Control, the Board of Directors of the Bank shall continue to annually review the rate of the Employee's salary, and shall increase said rate of salary by a percentage which is not less than the average annual percentage increase in salary that the Employee received over the three calendar years immediately preceding the year in which the Change in Control occurs.

     4.  Discretionary  Bonuses.  The Employee shall participate in an equitable
         -----------------------
manner with all other senior management employees of the Bank in discretionary bonuses that the Board may award from time to time to the Bank's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses. Notwithstanding the foregoing, following a Change in Control, the Employee shall receive discretionary bonuses that are made no less frequently than, and in annual amounts not less than, the average annual discretionary bonuses paid to the Employee during each of the three calendar years immediately preceding the year in which such Change in Control occurs.

     5. (a)  Participation  in Retirement,  Medical and Other Plans.  During the
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term of this  Agreement,  the Employee  shall be eligible to  participate in the following benefit plans: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified plans provided by the Bank, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date.

     (b)  Employee  Benefits;  Expenses.  The  Employee  shall  be  eligible  to
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participate  in any fringe  benefits  which are or may become  available  to the
Bank's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which he shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Bank.

     6. Term.  The Bank hereby  employs the  Employee,  and the Employee  hereby
        -----
accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 36 months thereafter (or such earlier date as is determined in accordance with Section 9). Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended. Only those members of the Board of Directors who have no personal interest in this Employment Agreement shall discuss and vote on the approval and subsequent review of this Agreement.

     7.   Loyalty; Noncompetition.
          ------------------------

     (a) During the period of his employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank, or be gainfully employed in any other position or job other than as provided above.

     (b)  Permissible  Investments.  Nothing  contained in this Section shall be
          -------------------------
deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank, or, solely as a passive or minority investor, in any business.

     8. Standards. The Employee shall perform his duties under this Agreement in
        ----------
accordance with such reasonable standards as the Board may establish from time to time. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

     9. Vacation and Sick Leave. At such reasonable  times as the Board shall in
        ------------------------
its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

     (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Bank.

     (b) The Employee shall not receive any additional compensation from the Bank on account of his failure to take a vacation or sick leave, and the Employee shall not accumulate unused vacation or sick leave from one fiscal year to the next, except in either case to the extent authorized by the Board.

     (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

     (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     10.  Termination and  Termination  Pay.  Subject to Section 12 hereof,  the
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Employee's   employment   hereunder  may  be  terminated   under  the  following
circumstances:

     (a) Death.  The Employee's  employment under this Agreement shall terminate
         ------
upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

     (b) Disability.  (1) The Bank may terminate the Employee's employment after
         -----------
having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Bank's long-term disability plan (or, if the Bank has no such plan in effect, which impairs the Employee's ability to substantially perform his duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Employee's termination of employment pursuant to this Section 10(b); provided that any benefits paid pursuant to the Bank's long term disability plan will continue as provided in such plan.

     (2) During any period that the Employee shall receive disability benefits and to the extent that the Employee shall be physically and mentally able to do so, he shall furnish such information, assistance and documents so as to assist in the continued ongoing business of the Bank and, if able, shall make himself available to the Bank to undertake reasonable assignments consistent with his prior position and his physical and mental health. The Bank shall pay all reasonable expenses incident to the performance of any assignment given to the Employee during the disability period.

     (c)  Just  Cause.  The  Board  may,  by  written  notice  to the  Employee,
          ------------
immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause.

     (d)  Without  Just  Cause;  Constructive  Discharge.  (1) The Board may, by
          -----------------------------------------------
written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits (unless such termination occurs during the Protected Period in which event the benefits and compensation provided for in Section 12 shall apply):

          (i) the  salary  provided  pursuant  to  Section 3  hereof,  up to the
     expiration  date  of  this  Agreement   including  any  renewal  term  (the
     "Expiration Date"), plus said salary for an additional 12-month period,

          (ii) a put option meeting the requirements set forth in subsection 3 hereof, provided that the Employee shall not be entitled to such put option if on the date the Employee terminates employment, either the Employee does not own any common stock of the Bank or an affiliated company, or such common stock is "readily tradable" within the meaning of Code Sec. 401(a)(28)(C); and

          (iii) at the Employee's election either (A) cash in an amount equal to the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Expiration Date based upon the benefit levels substantially equal to those that the Bank provided for the Employee at the date of termination of employment or (B) continued participation under such Bank benefit plans through the Expiration Date, but only to the extent the Employee continues to qualify for participation therein. All amounts payable to the Employee shall be paid, at the option of the Employee, either (I) in periodic payments through the Expiration Date, or (II) in one lump sum within ten (10) days of such termination.

     (2) The Employee shall be entitled to receive the compensation and benefits payable under subsection 10(d)(1) hereof in the event that the Employee voluntarily terminates employment within 90 days of an event that constitutes Good Reason, (unless such voluntary termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply).

     (3) A put option deliverable to the Employee pursuant to this Section 10(d) shall, at a minimum, obligate the Bank and any successor to purchase any shares of its common stock are the common stock of any affiliated company that the Employee owns on the date of terminating employment. The terms of such purchase shall be set forth in a written instrument prepared and executed by the Bank, and shall require that (i) the purchase price be no less than the appraised value of such stock, determined in accordance with Code Sec. 401(a)(28)(C), by an appraiser mutually agreed upon by the Employee and the Bank, as of the last day of the fiscal year in which the Employee's employment terminates, and (ii) the Bank make such payment as soon as practicable after the Bank receives said appraisal.

     (e)  Termination  or  Suspension  Under Federal Law. (1) If the Employee is
          -----------------------------------------------
removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

     (1) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

     (2) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

     (3) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

     (4) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

     (f) Voluntary  Termination by Employee.  Subject to Section 12 hereof,  the
         -----------------------------------
Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least ninety (90) days' prior written notice to the Board of Directors, in which case the Employee shall receive only his compensation, vested rights and employee benefits up to the date of his termination (unless such termination occurs pursuant to Section 10(d)(2) hereof or within the Protected Period in Section 12(a) hereof in which event the benefits and compensation provided for in Sections 10(d) or 12, as applicable, shall apply).

     11. No  Mitigation.  The  Employee  shall not be required  to mitigate  the
         ---------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     12.  Change in Control.
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     (a) Trigger Events. The Employee shall be entitled to collect the severance benefits  set  forth in  Subsection  (b)  hereof in lieu of any  benefits  under
Section 10 hereof in the event that (i) a Change in Control occurs, or (ii) the Bank or its successor(s) in interest terminate the Employee's employment without his written consent and for any reason other than Just Cause during the Protected Period.

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

     (b) Amount of Severance Benefit. If the Employee becomes entitled to collect severance benefits pursuant to Section 12(a) hereof, the Bank shall (i) pay the Employee a severance benefit equal to the difference between the Code Sec. 280G Maximum and the sum of any other "parachute payments" as defined under Code Sec. 280G(b)(2) that the Employee receives on account of the Change in Control.

     Said sum shall be paid in one lump sum within ten (10) days of the later of the date of the Change in Control and the Employee's last day of employment with the Bank, provided that the Employee may elect at any time on or before becoming entitled to collect benefits hereunder, to have such benefits be paid in substantially equal installments over a period of up to 10 years. In the event that the Employee and the Bank jointly agree that the Employee has collected an amount exceeding the Code Sec. 280G Maximum, the parties may agree in writing that such excess shall be treated as a loan ab initio which the Employee shall
                                            ---------
repay to the Bank, on terms and conditions mutually agreeable to the parties, together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

     (c) Funding of Grantor Trust upon Change in Control. Not later than ten business days after a Change in Control, the Bank shall (i) deposit in a Trust an amount equal to the Code Sec. 280G Maximum, unless the Employee has previously provided a written release of any claims under this Agreement, and
(ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. Upon the later of the Trust's final payment of all amounts due under the following paragraph or the date twelve months after the Change in Control, the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust.

     During the 12-consecutive month period after a Change in Control, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth
(10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Bank in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

     (d) Covenant Not to Compete. If the Employee voluntarily terminates employment for any reason within thirty (30) days of the date of a Change in Control or for Good Reason within twelve (12) months of the date of Change of Control, or is terminated without Just Cause within twelve (12) months of the date of the Change in Control, the Bank shall pay the Employee an amount equal to the Employee's annual base compensation in effect on the date of the Change in Control. Such sum shall be paid in one lump sum within ten (10) days of the Employee's last day of employment with the Bank or successor thereto. In consideration of the payments to be made to him under this Section 12(d), the Employee agrees as follows:

          (i) The parties recognize that the Employee's reputation and business and personal relationships are of significant benefit to the Bank. The parties further recognize that the Bank is in direct competition with certain banks and other similar institutions. Therefore, the Employee agrees that for a period of twelve (12) months following his termination of employment he will not accept employment or serve in any capacity with any bank, savings bank or savings and loan association, the deposits or accounts or shares of which are insured by the Federal Deposit Insurance Corporation, or credit union, the deposits or accounts or shares of which are insured by the National Credit Union Administration or any holding company for such bank, savings bank, savings and loan association or credit union or other entity controlling, controlled by or under common control with such financial institution at a principal place of employment within the following Arkansas counties: Ouachita, Union and Columbia.

          (ii) For a period of one (1) year following his termination of employment, the Employee will not solicit or induce any person who is an employee of the Bank, or any entity controlling, controlled by or under common control with the Bank, or any successor to either, or any person who was such on the date of his termination of employment, to become employed by any other person or entity or approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by other persons.

          (iii) The Employee acknowledges that during the course of his employment with the Bank he has and will continue to receive, obtain or become aware of, and will have access to proprietary information, lists and records of customers and trade secrets which are the property of the Bank which are not known by competitors or generally by the public ("Proprietary Information") and recognizes that such Proprietary Information to be valuable and unique assets of the Bank, as the case may be. For a period of three (3) years following his termination of employment, the Employee agrees to hold the Proprietary Information in the strictest confidence and agrees not to use or disclose any Proprietary Information, directly or indirectly, at any time for any purpose, or to use for the Employee's benefit or the benefit of any person or entity (other than the Bank or an affiliate of or successor to either), any Proprietary Information, and to use Employee's best efforts to prevent such prohibited use or disclosure by any other persons.

          (iv) The Employee hereby acknowledges that his duties and responsibilities under this Section 12(d) are unique and extraordinary and that irreparable injury may result to the Bank or an affiliate of or successor to either in the event of a breach of the terms and conditions of this Section 12(d), which may be difficult to ascertain, and that the award of damages would not be adequate relief to the Bank or affiliate or successor. The Employee therefore agrees that in the event of his breach of any of the terms or conditions of this Section 12(d), the Bank or its successor shall have the right, without posting any bond or other security, to preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies in law or equity to which it may be entitled against the Employee. If at the time of the enforcement of any provision of this Section 12(d) a court shall hold that the period or scope of the provisions thereof are unreasonable under the circumstances then existing, the parties hereby agree that the maximum period or scope under the circumstances shall be substituted for the period or scope stated in such provision.

     13.  Indemnification.  The Bank  agrees that its Bylaws  shall  continue to
          ----------------
provide for indemnification of directors, officers, employees and agents of the Bank, including the Employee during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

     14.  Reimbursement  of Employee for Enforcement  Proceedings.  In the event
          --------------------------------------------------------
that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee obtains either a written settlement or a final judgement by a court of competent jurisdiction substantially in his favor. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

     15. Federal Income Tax  Withholding.  The Bank may withhold all federal and
         --------------------------------
state income or other taxes from any benefit payable under this Agreement as shall be required pursuant to any law, government regulation or ruling.

     16.  Successors and Assigns.
          -----------------------

     (a) Bank. This Agreement shall not be assignable by the Bank, provided that
         -----
this Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets of the Bank.

     (b)  Employee.  Since the Bank is  contracting  for the unique and personal
          ---------
skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank; provided, however, that nothing in this paragraph shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Employee or his estate from assigning any rights hereunder to the person or persons entitled thereunto.

     (c)  Attachment.  Except as required  by law, no right to receive  payments
          -----------
under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

     17.  Amendments.  No  amendments  or additions to this  Agreement  shall be
          -----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     18. Applicable Law. Except to the extent preempted by federal law, the laws
         ---------------
of the State of Arkansas shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     19.  Severability.  The  provisions  of  this  Agreement  shall  be  deemed
          -------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     20. Entire  Agreement.  This Agreement,  together with any understanding or
         ------------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto and shall supersede any prior agreement between the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                                HEARTLAND Community Bank

/s/ Paula J. Bergstrom                 /s/ Vida H. Lampkin
------------------------------         ------------------------------
Secretary                              Its Chairman of the Board




WITNESS:



/s/ Paula J. Bergstrom                 /s/ Charles T. Black
------------------------------         ------------------------------
                                       Charles T. Black